AGENDA • Welcome • Reading of the Minutes • Meeting Certification • Matters of Proxy • Voting • Discussion of Company Condition • President’s Remarks • Financial Review • Voting Results • Questions & Answers • Adjournment

PRESENTERS Jeffrey S. Stauffer President, CEO & Chairman of the Board – ENB Financial Corp and Ephrata National Bank Nicholas D. Klein Vice President and Corporate Secretary – ENB Financial Corp Rachel G. Bitner President and CEO Elect – ENB Financial Corp and Ephrata National Bank Douglas P. Barton Principal Financial Officer and Treasurer – ENB Financial Corp

MEETING CERTIFICATION Presented by: Nicholas D. Klein Corporate Secretary – ENB Financial Corp

MATTERS OF PROXY One Two To ratify the selection of S.R. Snodgrass, PC as the independent registered public accounting firm for the year ending December 31, 2026 Elect three (3) Class C directors to serve a 3 - year term

MATTERS OF PROXY Elect three (3) Class C directors to serve a 3 - year term Election of Directors – Class C • Rachel G. Bitner • Joshua E. Hoffman • Susan Y. Nicholas

CONTINUING DIRECTORS Continuing Directors – Class A • Jose R. Lopez • Brian K. Reed • Jeffrey S. Stauffer • J. Daniel Stoltzfus Continuing Directors – Class B • Willis R. Lefever • Jay S. Martin • Judith A. Weaver • Roger L. Zimmerman

VOTING PROCESS Presented by: Nicholas D. Klein Corporate Secretary – ENB Financial Corp

VOTING PROCESS Proxy Holders • Aaron L. Groff, Jr. • Mary E. Leaman Judges of Election • Paul W. Brubaker • Roger S. Kline • Paul W. Wenger

PRESIDENT’S REMARKS Presented by: Jeffrey S. Stauffer President, CEO & Chairman of the Board – ENB Financial Corp

EXECUTIVE TEAM Jeff Stauffer President, CEO & Chairman of the Board Douglas Barton EVP, Chief Financial Officer Joselyn Strohm SEVP, Chief Operating Officer Rachel Bitner President and CEO Elect Nick Klein EVP, Chief Risk Officer

SENIOR LEADERSHIP TEAM Nancy Dove SVP, Compliance Officer Jennifer Halligan SVP, Controller Tim Doty SVP, Chief Information Security Officer JJ Jones SVP, Chief Credit Officer Craig Rodenberger SVP, Chief Marketing Officer Todd Keagy SVP, Chief Retail and Business Banking Officer Randy Covington SVP, Chief Technology Officer Christian Heckman SVP, Chief Lending Officer Ashley Bowman VP, Interim Human Resources Officer

MISSION STATEMENT To remain an independent community bank of undisputed integrity so the communities we serve benefit from our prosperity. To help our employees find career fulfillment through professional growth and personal empowerment for mutual achievement. To help our customers achieve financial health and wellbeing, as defined by them, throughout their lifetime. To provide our shareholders with a consistent return on their investment by being a top performing financial institution.

PRESIDENT ELECT’S REMARKS Presented by: Rachel G. Bitner President and CEO Elect – ENB Financial Corp and Ephrata National Bank

A HISTORIC YEAR FOR ENB 2025 EXTRAORDINARY 2024 2026 $21.6M Net Income $1.5M Charitable Donations Core Principles Cecil Acquisition Strategy Employees Leadership

RECORD FINANCIAL PERFORMANCE Record Earnings Net income $ 21.6m Increase over record set in 2024 40.8% 12,375 15,317 21,559 0 5,000 10,000 15,000 20,000 25,000 2023 2024 2025 Net Income (in thousands)

A MILESTONE: OUR FIRST ACQUISITION • Expansion into Cecil County, Maryland • Added four full - service banking offices • Enhance relationships; not replace them Acquisition of Cecil Bancorp, Inc. and its subsidiary, Cecil Bank closed on February 1, 2026. • Seamless experience for customers • Support employees • Maintain ENB’s high standards Priorities During Integration:

INVESTING IN OUR COMMUNITIES

SUPPORTING BUSINESS GROWTH Photo Credit: Lancaster County Magazine Photo Credit: Lancaster Online Photo Credit: Lititz BikeWorks

GIVING BACK WHERE IT MATTERS J. Harry Hibshman Scholarship by the Numbers 81 Value of scholarships awarded in 2025 $ 1.6m Number of scholarships awarded since inception 4.7k Value of scholarships awarded since inception $ 35m Number of scholarships awarded in 2025 Nearly $ 1.5m Charitable donations to support education, healthcare, housing, and economic development

CONGRATULATIONS • 45 years of service • 7 years as Chairman, President, and CEO • Retiring end of 2026 Jeff Stauffer

2027 AND BEYOND Impact In The Community Establishing ENB as THE Community Bank • Catalyst For Progress • Invest • Community Goals • Wellbeing • Future • Trusted Financial Partner • Listening Carefully • Responding Thoughtfully Vision for ENB is rooted in something very simple — but very powerful: IMPACT

2027 VISION COMES TO LIFE 3 . Grow Thoughtfully And Strategically 1 . Meeting People Where They Are 2 . Invest In Our People, Technology And Delivery Channels

BUILDING THE NEXT CHAPTER Independent, Community - Focused Bank • Local Decisions • Investing Locally • Preserving Our Relationship - Based Model Measuring Success • Financial Performance • Relationships • Trust of Our Customers • Impact on Our Communities

2025 FINANCIAL RESULTS Presented by: Douglas P. Barton Principal Financial Officer and Treasurer – ENB Financial Corp

DISCLOSURES Unaudited Financial Information Some of the following slides present financial information that is unaudited. Therefore, this information is subject to adjustments that could be necessary upon completion of the annual audit. Forward Looking Statements During the course of this presentation, there may be projects and forward - looking statements regarding events or the future financial performance of ENB Financial Corp. We wish to caution you that these forward - looking statements involve certain risk a nd uncertainties, including a variety of factors that may cause actual results to differ materially from the anticipated results ex pressed in these forward - looking statements. The Corporation assumes no duty to update the forward - looking statements made in this presentation. You are encouraged to review the risk factors and other cautionary statements regarding forward - looking informatio n described in other documents the Corporation files from time to time with the Securities and Exchange Commission including th e Annual Reports on Form 10 - K, Quarterly Reports on Form 10 - Q, and any Current Reports on Form 8 - K.

NET INCOME (in thousands) 14,916 14,631 12,375 15,317 21,559 0 5,000 10,000 15,000 20,000 25,000 2021 2022 2023 2024 2025

SIGNIFICANT ITEMS Incr./ Decr . % Incr./ Decr . $ 2024 $ 2025 $ Dollars in Thousands 21.01 11,963 56,741 68,704 Net Interest Income 0 20,000 40,000 60,000 80,000 100,000 120,000 2024 2025 Interest Income Components Total Investment Loan 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 2024 2025 Interest Expense Components Total Borrowing Deposit

SIGNIFICANT ITEMS Incr./ Decr . % Incr./ Decr . $ 2024 $ 2025 $ Dollars in Thousands - 12.6 (128) 1,015 887 Provision for Credit Losses 1.4 220 16,145 16,365 Other Income 2.8 52 1,826 1,878 Gains on the Sale of Mortgages NA (365) 159 (206) Security Gains (Losses) 7.0 3,888 55,231 59,119 Operating Expenses 43.5 8,110 18,625 26,735 Pre Tax Income

2025 BALANCE SHEET GROWTH 1,427,269 1,515,745 626,140 588,949 2,219,831 2,257,727 250,000 450,000 650,000 850,000 1,050,000 1,250,000 1,450,000 1,650,000 1,850,000 2,050,000 2,250,000 2024 2025 Loans Investments Assets

2025 DEPOSIT GROWTH 1,890,443 1,873,361 250,000 450,000 650,000 850,000 1,050,000 1,250,000 1,450,000 1,650,000 1,850,000 2,050,000 2,250,000 2024 2025 Deposits

2025 CAPITAL GROWTH 130,984 161,054 100,000 110,000 120,000 130,000 140,000 150,000 160,000 2024 2025 Capital

CAPITAL POSITION (in thousands) 12/31/24 12/31/25 $130,984 $161,054 Total Stockholders’ Equity $162,006 $179,481 Retained Earnings $(34,143) $(22,137) Accumulated Other Comprehensive Loss

PERFORMANCE RATIOS 2024% 2025% 0.75 0.98 Return on Average Assets (ROA) 12.13 15.17 Return on Average Equity (ROE) 2.87 3.19 Net Interest Margin 73.59 67.70 Efficiency Ratio

PER SHARE DATA 2024 2025 $2.71 $3.80 Diluted Earnings Per Share $0.69 $0.72 Dividends Per Share 25.46% 18.95% Dividend Payout Ratio $17.20 $23.50 Stock Price at Year - End

2025 PEER ANALYSIS * as of 12/31/25 * Peer data consists of the Corporation’s strategic plan peer group which includes 13 banks in PA, NY, and MD with assets between $1.2 billion and $5.5 billion. Source: S&P Capital Peer Median % ENBP % Measurement 1.05 0.98 Return on Average Assets 11.89 15.17 Return on Average Equity 3.50 3.19 Net Interest Margin 60.17 67.70 Efficiency Ratio DB1

2025 PEER ANALYSIS * as of 12/31/25 Peer Median % ENBP % Measurement 9.41 8.10 Leverage Ratio 12.18 11.50 Tier 1 Ratio 14.45 17.80 Total Capital Ratio 0.40 0.41 Non - Performing Assets/Total Assets 1.07 1.11 Allowance for Credit Losses/Total Loans * Peer data consists of the Corporation’s strategic plan peer group which includes 13 banks in PA, NY, and MD with assets between $1.2 billion and $5.5 billion. Source: S&P Capital

FIRST QUARTER 2026 RESULTS (Unaudited) (Dollars in thousands, except per share data) * Management believes providing certain "non - GAAP" financial information will assist readers in their understanding of the effec t on recent financial results from non - recurring charges that resulted from the recent acquisition of Cecil Bancorp, Inc. See Appendix A for addition al details. 2025 2026 GAAP Based Measures $16,777 $18,929 Net Interest Income 4,316 4,024 Net Income 0.76 0.71 Diluted Earnings Per Share 0.80% 0.70% Return on Average Assets 13.03% 9.92% Return on Average Equity 3.13% 3.35% Net Interest Margin 70.9% 78.0% Efficiency Ratio 2025 2026 Non - GAAP Measures $4,316 $5,890 Net Income, As Adjusted 0.76 1.03 Diluted Earnings Per Shares, As Adjusted 69.9% 68.8% Efficiency Ratio 12/31/25 3/31/26 Totals $2,257,727 $2,424,338 Total Assets 1,515,745 1,647,855 Total Loans 1,873,361 2,066,348 Total Deposits 161,054 163,387 Total Stockholders’ Equity DB1

APPENDIX A 3/31/25 $ 3/31/26 $ Adjusted Net Income and Adjusted Diluted Earnings Per Share 4,316 4,024 Net income (most directly comparable GAAP - based measure) - 2,157 Plus: Merger and conversion related expenses - (291) Less: Related tax effect 4,316 5,890 Adjusted net income (non - GAAP) 5,656 5,694 Weighted average shares outstanding 0.76 0.71 Weighted average shares – diluted (most directly comparable GAAP - based measure) 0.76 1.03 Diluted earnings per share, adjusted (non - GAAP) Management believes providing certain "non - GAAP" financial information will assist readers in their understanding of the effect on recent financial results from non - recurring charges that resulted from the recent acquisition of Cecil Bancorp, Inc. The impact of these merger and conversion - related expenses on net income and associated ratios, as used by the Corporation in this supplemental reporting presentation, are determined by methods other than those used in accordance with generally accepted accounting principles ("GAAP"). While the Corporation's management believes this information is a useful supplement to the GAAP - based measures reported, readers are cautioned that this non - GAAP disclosure has limitations as an analytical tool, should not be viewed as a substitute for financial measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of our results and financial condition as reported under GAAP, nor are such measures necessarily comparable to non - GAAP performance measures that may be presented by other companies. Efficiency Ratio 14,319 18,284 Operating expenses (most directly comparable GAAP - based measure) - (2,157) Less: Merger and conversion related expenses 14,319 16,127 Adjusted operating expenses 16,884 19,074 Net interest income on a tax - equivalent basis 3,326 4,379 Other operating income (most directly comparable GAAP - based measure) 20,210 23,453 Total revenues (283) 1 Less: Realized gains (losses) on sales of securities 20,493 23,452 Total revenues, as adjusted 70.9% 78.0% Efficiency ration on GAAP basis (most directly comparable GAAP based measure) 69.9% 68.8% Efficiency ratio, as adjusted

VOTING RESULTS 40 Presented by: Nicholas D. Klein Corporate Secretary – ENB Financial Corp

PRESIDENT’S FINAL REMARKS 41 Presented by: Jeffrey S. Stauffer President, CEO & Chairman of the Board – ENB Financial Corp

RETIREMENT OF NOTE • Board Member 2007 - 2026 Mark Wagner

QUESTIONS & ANSWERS